AVIATION

Policy Number
AVNPE1400137

Insured
Baltia Airlines

File Name
Aircraft Hull, Spares and Airline Legal Liability Insurance

For LPSO use

For ILU use

For LIRMA use

LOCKTON

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

RISK DETAILS

UNIQUE MARKET REFERENCE:	B0713AVNPE1400137
TYPE:	AIRCRAFT HULL, SPARES AND AIRLINE LEGAL LIABILITY INSURANCE
INSURED:	BALTIA AIRLINES, INC and all subsidiary, affiliated, parent companies, managed, owned or controlled entities as may now exist or hereafter are formed and acquired.
ADDRESS:	Building 151, Room 361 JFK International Airport Jamaica NY 11430
PERIOD:	15th June 2014 to 15th June 2015 both days at 00.01 hours Local Standard Time at the address of the Insured
INTEREST:	SECTION I HULLS

All aircraft owned, operated, leased or used by or on behalf of the Insured for which the Insured is responsible against all risks of loss or damage whilst in flight, taxying or on the ground, as per Schedule.

SECTION II SPARES AND EQUIPMENT 'ALL RISKS'

Engines, engine running, spare parts and aviation related equipment including passenger entertainment systems, video equipment and personal video systems, ground support equipment, maintenance and test equipment, office equipment, fly away kits, unlicensed vehicles, mechanics tools, general supplies, provisions, trolley's and catering equipment as required being the property of the Insured or the property of others for which the Insured is responsible for loss or damage including whilst in transit by air (including Insured's aircraft) and/or any conveyance. Including whilst at the premises of others if required. Including cover in respect of spare part kits whilst on board aircraft or otherwise.

Prepared KD

Checked

23/5/2014.

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

INTEREST CONTINUED:

SECTION III LIABILITIES

The Insured's legal liability for damage to property or bodily injury, including death, to persons including to passengers, passenger and crew baggage, personal effects, cargo and mail (including declared values), medical, funeral, repatriation and transportation expenses and general third party legal liability including premises, products, liquor liability, automobile liability (while on aircraft premises), liability arising out of independent contractors, legal liability for damage to leased premises and excess automobile liability and excess employers liability, arising out of their aviation operations, non-ownership liability and Personal and Advertising Injury Liability.

SUMS INSURED:

SECTION I HULLS:
Agreed Values as per Schedule of Aircraft subject Maximum Agreed Value USD15,000,000 each aircraft

SECTION II SPARES AND EQUIPMENT:
USD5,000,000 any one occurrence.

SECTION III LIABILITIES:
Combined Single Limit (Bodily Injury/Personal Injury/Property Damage) USD1,000,000,000 any one occurrence and in the aggregate in respect of products liability arising out of all occurrences during the policy period but within such limit:

1. Personal and Advertising Injury to persons other than passengers limited to USD25,000,000 any one offence and in the aggregate arising out of all offences during the policy period, included within and not in addition to the overall Combined Single Limit

2. Liquor Law Liability is limited to USD10,000,000 each Occurrence

3. Employers Liability and Automobile Liability (other than provided under premises coverage) is limited to USD24,000,000 each Occurrence and is excess of Underlying limits of USD1,000,000 each Occurrence.

23/5/2014

Prepared
Checked

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

SUMS INSURED: (CONTINUED)

4. Liability to leased premises is limited to USD1,000,000 each Occurrence.

Legal Costs and Expenses are payable in addition to the above limits.

DEDUCTIBLES:

HULL:
Applicable to all losses other than in the event of a Total Loss/Constructive Total Loss/Arranged Total Loss of the Aircraft

USD1,000,000 each and every claim.

Nevertheless in the event of an incident arising involving the application of more than one deductible only one deductible shall apply being the highest deductible applicable to the incident. This deductible shall be applied as an aggregate deductible for all claims arising out of that incident.

SPARES AND EQUIPMENT:

USD10,000 each and every claim but in respect of engine running losses the aircraft deductible to which the engine is destined to be fitted shall apply.
Not applicable in the event of accident to the carrying aircraft or vehicle and excluding loss or damage arising from fire, tornado, wind, cyclone, typhoon, flood or explosion, but ingestion losses during engine running as per appropriate deductible for aircraft type to which the engine normally attaches. Spare engine deductible not applicable to Total Loss/Constructive Total Loss/Arranged Total Loss of an engine.

LIABILITIES:

(Not applicable in the event of an accident to the carrying aircraft or vehicle or to losses caused by fire, tornado, wind, cyclone, typhoon, flood or explosion, nor to losses covered by virtue of Extended Coverage Endorsement (Aviation Liabilities) AVN52E)

Passenger Baggage:	USD3,300 any one passenger.
Cargo:	USD10,000 any one occurrence.

13/5/2014.

Prepared
Checked

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

SITUATION: Worldwide

CONDITIONS: Wording to be agreed by Slip Leader Only.

PILOTS: Any Pilots as approved by the Insured. Mechanics employed by the Insured or an aviation service or repair station certified by the FAA (or its equivalent) can operate aircraft on the ground.

USES: As required by the Insured.
(At inception, aircraft will attach for ferry flight, test flights, delivery flights and proving runs)

Date Recognition Exclusion Clause AVN2000A

Date Recognition Limited Coverage Clause AVN2001A

Date Recognition Limited Coverage clause AVN2002A

Contracts (Rights of Third Parties) Act 1999 Exclusion Clause AVN72.

Asbestos Exclusion Clause 2488 AGM 00003 Not applicable to Hull or Spares.

Nuclear Risks Exclusion Clause AVN 38B

Liability Sections subject to Noise and Pollution and Other Perils Exclusion Clause AVN46B not applicable to passenger or cargo legal liability and paragraph 1(b) not applicable to the pollution or contamination of a product sold, supplied or distributed by the Insured

Including ferry flights, test flights, delivery and positioning flights and proving runs as required by the Insured.

Automatic pro-rata additions and deletions of similar type of aircraft subject to a Maximum Agreed Value USD15,000,000 and 375 passenger seats subject AVN19A. Additions and Deletions to be advised by the Insured to Aviation Risk Management Associates, Inc. and agreed by Slip Leader within 30 days and premium adjusted at expiry.

23/5/2014

Prepared
KD
Checked

LOCKTON

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

CONDITIONS (CONTINUED):

Additions and Deletions of aircraft and alteration in status from ground to flight and vice versa are automatically held covered subject advice/report to Aviation Risk Management Associates, Inc. as per the above. However any inadvertent error or omission by the Insured in completion of the report shall not preclude coverage hereunder.

It is agreed that coverage in respect of aircraft restricted to Ground Risks Only is automatically extended to include sales, demonstration, test and ferry flights and passenger legal liability is restricted to a maximum of 15 passenger seats.

Passenger Liability (Mutual Revision and Special Contracts) Clause AVN44A amended to delete annexation requirements. Agree to include as applicable the provisions of EC Regulation 2027/97 and the Montreal Convention 1999. Agree to include any other increase in limits and/or adoption of a higher special contract limit or an unspecified liability regime during currency from time of adoption or imposition thereof.

Agreed to include within policy limits Passenger Personal Accident and Third Party Liability cover as required under local jurisdictions as may from time to time be required by authorities in any local jurisdictions in which the Insured may operate, subject policy terms, conditions, limitations and exclusions.

War, Hi-jacking and Other Perils Exclusion Clause AVN48B. But in respect of liabilities all paragraphs other than (b) of AVN48B reinstated subject to Extended Coverage Endorsement (Aviation Liabilities) AVN52E subject to a sub-limit of USD150,000,000 each occurrence and in the annual aggregate.

90 days Notice of Cancellation except for non payment of premium where 30 days notice shall be given.

All insurers to follow the Slip Leader in the application of any notices under AVN52E and reinstatements and/or amendments to the condition, rates, geographical limits in relation thereto shall be automatically binding on all insurers/reinsurers without notice, upon agreement by the Slip Leader only. – Not to be shown in the Policy.

Prepared
Checked

23/5/2014

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

CONDITIONS (CONTINUED):

Severability of Interest Clause 713NHG00417

Hull coverage includes aircraft per schedule whilst being transported by any means of conveyance whether aircraft intact or disassembled for purpose of transit including during disassembly/re-assembly. Excluding marine transits other than short route ferries or as agreed Slip Leader only.

Aircraft Laying-up Returns Clause AVN26A amended (subject advice at expiry and franchise amended to 15 consecutive days and returning 100% of the difference between full flight and ground risks only rate). During period of lay-up coverage for flight risks is deleted (other than for the purpose of maintenance or aircraft airworthiness or positioning non revenue flights not exceeding 5 hours per aircraft during each consecutive lay-up period). Subject to a minimum of 2 flight risks aircraft attached to the policy.

Ground Risks only rate 40% of the Hull full flight rate and includes coverage for Incidental Ground Third Party Liability for the full Policy limit.

General Policy Exclusion Clause AVS104B.

Notwithstanding Exclusion 16 of AVS104B agree to cover hereunder the legal liability of the Insured arising from their Sponsorship and/or Promotional activities in connection of the Insured's aviation business.

Exclusion 2 of AVS104B, being the exclusion of automobiles owned/leased/loaned and operated by the Insured upon the Public highway, is deleted insofar as such automobiles are airside and/or in those areas of airports to which the public has restricted access but is still subject to Road Traffic Act or local equivalent legislation. The aforementioned does not apply in the event of a valid and collectable claim under the Insureds vehicle Insurance policy.

Non-Aviation Liability Clause AVN59 (not applicable to Non-Aviation Excess Legal Liability) amended (i) to include occurrences arising out of the supply of goods to others which goods are customarily used in the air transport industry and (ii) to include

Prepared
KD
Checked

23/5/2014

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

CONDITIONS (CONTINUED):

occurrences arising at any other location in connection with the Insured's business of supplying goods or services to others per item 4 of AVN59.

Non Owned Aircraft Endorsement AVN54 (paragraph 2 deleted) amended to delete exclusion (b) and reference to Additional Premium and "Named Insured" is amended to read "Insured".

Personal Injury Extension AVN60A

Sanctions and Embargo Clause AVN111

Supplementary Payments Clause AVN76 all paragraphs, amended to include: paragraph (e) any reasonable costs and expenses incurred for Sue, Labour and Travel by or on behalf of the Insured in or about the defence, safety, preservation and recovery of the aircraft. Limit within the Sum Insured specified herein USD5,000,000 any one incident and in the aggregate

Including costs and expenses arising out of the use of an emergency procedures centre and/or crisis management centre arising out of an occurrence to which this insurance applies including costs and expenses incurred in providing humanitarian support services to passengers, third parties and/or their relatives.

Agreed that the term 'passenger' includes fare paying and non fare paying passengers including any director or employee of the Insured or partner in the Insured's business carried in the aircraft without performing any direct or supervisory duties on board and shall include persons not in the employ of the Insured who fly as authorised observers and any prospective employees requiring flight test prior to employment by the Insured.

Agree waive requirement to issue passenger ticket when booking made in accordance with the Insureds "electronic ticketing" procedures.

Coverage includes legal liability for bodily injury to checked-in passengers and property damage for their baggage and personal effects arising during transit whether between the Insured's off airport check-in facilities and airside or due to flight cancellation, diversion or otherwise. Such coverage to apply in excess of any

23/5/2014

Prepared
Checked

LOCKTON

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

CONDITIONS (CONTINUED):

other available liability insurance and subject to the full policy limit under Section III.

Agree to allow for the carriage of infants in addition to the maximum passenger seating of the aircraft subject to compliance with appropriate regulations.

Agree include hereunder contingent medical malpractice coverage extended where required by the Insured to cover Doctors and/or medical practitioners who voluntarily provide medical treatment to passengers whilst aboard the aircraft insured hereon. Such coverage however to be in excess of any valid and collectable insurance such doctors and/or medical practitioners may carry, or on a primary basis in the event that no such insurance is in existence.

If the Insured enters into contracts in the normal course of their operations requiring the inclusion hereunder of additional insureds, hold harmless agreements, cross liability clauses, indemnity agreements, waivers of subrogation, breach of warranty provisions, loss payees, lienholders and any other contractual requirements which are in accordance with normal business practice of the Aviation and Aerospace Industry, such provisions are automatically included herein. All other agreements or contracts entered into by the Insured shall be subject to agreement by Slip Leader within 30 days with any additional premium, if applicable, to be agreed by Slip Leader only. However any inadvertent error or omission by the Insured in advising of agreements or contracts shall not preclude coverage hereunder.

Agreed include insurance and indemnity requirements of any new aircraft and engine finance and/or lease agreements as agreed by Insurers subject Airline Finance/Lease Contract Endorsement AVN67B basis or as agreed by Insurers.

Upon expiry of lease / finance contracts where clause AVN67B has been applied hereunder it is noted and agreed that the coverage afforded to the Insured by this Insurance shall continue in full force and effect notwithstanding any provision in the policy relating to liability assumed under contract.

Including Unearned Premium Insurance (Hull only)

23/5/2014

Prepared KD
Checked

LOCKTON

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

CONDITIONS (CONTINUED):

Including any compulsory insurance required by any military naval, air force, city, county, state of federal authority subject to the policy, terms, condition, limitations and exclusions.

Such coverage as is provided is afforded hereunder in respect of liability arising out of the ownership, maintenance or use of an aircraft complies with the requirements of the D.O.T regulations ER1253 14 CFR part 205 subject to AVN57A (USA), AVN57A (Australia), AVN57C (Canada) and AVS102, intermediary Aviation Risk Management Associates, Inc.

Agreed to automatically hold harmless and waive rights of subrogation against companies with whom the Insured has entered into ground handling or service agreements.

Agreed, where required by the Insured, to include any Charterer of the aircraft as an Additional Insured under the Liability Insurance for their respective rights and interests and to waive rights of subrogation against any Charterer in respect of Hull Insurance.

Including Insured's contingent hull and liability insurance in respect of aircraft or engines which are leased in or out (excluding insolvency/financial guarantee). Coverage to pay in the event of the Insured failing to be indemnified under the terms of the Lessee/Lessors policy and/or to pay the difference between the Combined Single Limit and the said Lessee/Lessors policy.

It is agreed that any policy exclusion in respect of legal liability for damage to property rented, loaned or leased to the Insured shall not apply to the extent of liability retained by the insured for damage to aircraft and/or equipment the subject of wet lease or similar agreements. This provision shall not apply in respect of aircraft covered by the Hull All Risks section of this policy.

In respect of Cargo Legal Liability Section:-

i. Agree include Agents as Joint Insured where required by the Insured.

ii. Insurers Rights of Subrogation shall be at the sole discretion of the Insured.

Prepared
KD
Checked

23/5/2014

LOCKTON™

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

CONDITIONS (CONTINUED):

Agree include off airport premises liability coverage applicable any location owned by, rented to, leased to or used by the Insured which are in conjunction with the Insured's Aviation activities.

Coverage in respect of Cargo and Mail (including declared values) shall apply to cargo and mail not in the care, custody or control of the Insured or for which the Insured is responsible under the terms of a contract or airway bill is issued.

Agree that in the event of an Aircraft insured hereon is fitted with Leased Engine(s) or other such airframe equipment the Agreed Value of the Aircraft is automatically increased by the Agreed Value of the Leased equipment for the period it is installed subject always to the Maximum Agreed Value hereon not being exceeded with additional premium at pro rata policy terms to be adjusted at expiry. Insurers to retain benefit of salvage of the removed engine.

The following are included as additional Insured's:
Any officer, director, member, shareholder or partner of the Insured, but only for liability arising out of their positions as such.
Any employee or volunteer worker, but only with respect to his work on behalf of the Insured
Any travel agent, charter broker or charter customer of the Insured.
Any additional Insured" on any underlying policy.

7 days disappearance clause or such lesser period as may be agreed by Insurers

Claims handling procedure and/or settlement authorities to be agreed by Slip Leader only.

All reference in any wordings or clauses to "Underwriters" is amended to read "Insurers" and "Assured" is amended to read "Insured".

AVS103 - 50/50 Provisional Claims Settlement Clause

Prepared KD
Checked

23/5/2014.

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

CONDITIONS (CONTINUED):	
NOMINEE FOR NOTICES:	Lockton Companies LLP The St Botolph Building 138 Houndsditch London EC3A 7AG
NOTICES:	None
EXPRESS WARRANTIES:	None
CONDITIONS PRECEDENT:	None
SUBJECTIVITIES:	None
CHOICE OF EXCLUSIVE LAW AND JURISDICTION	This Insurance shall be governed by and construed in accordance with the law of New York and each party agrees to submit to the exclusive jurisdiction of the Courts of New York in any dispute arising hereunder.
PREMIUM (annual and pro rata):	As per Agreement held on file by Lockton Companies LLP. TRIEA: APPLICABLE Additional Premium in respect of TRIEA: 100%% Additional Premium. Premium Allocation in respect of TRIEA coverage provided by AVN52E: % Insurers hereon that are subject to TRIEA agree to allow the Slip Leader to quote premium and issue notice on their behalf if required Cover Note/Policy to include U.S. Terrorism Risk Insurance Act of 2002 Not Purchased Clause LMA5092 in full if TRIEA Not Purchased, or U.S. Terrorism Risk Insurance Act of 2002 New and Renewal Business Endorsement LMA5091 in full if TRIEA

Prepared

Checked

LOCKTON

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

Purchased

Final position if TRIEA applicable: NOT PURCHASED

NOTICE DATED 10.1.2014

not applicable to Torus participation. US FET to be deducted/ administered by broker. 13/06/14

Reporting and payment of US Federal Excise Tax in relation to this (re)insurance is the responsibility of each individual (re)insurer where FET is due for their share.

PAYMENT TERMS: Premium payable in quarterly instalments subject to AVN6A - Appointed broker – Lockton Companies LLP

torus

TAXES PAYABLE BY INSURED AND ADMINISTERED BY INSURERS: None

INSURER CONTRACT DOCUMENTATION: IUA Lead - IS3 NMA2074

Lloyds Lead – J(a) / LMA3044A

XIS authorised to sign a to follow policy without sight of lead policy.

XIS to sign Lloyds policy
and / or
XIS to sign IUA policy

Lockton Companies LLP and Agents authorised to issue evidence of insurance as may be required subject to policy coverage, terms, conditions, limitations and exclusions.

Prepared
Checked

torus

23/5/2014.

QRAVNPE14001370000100005

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

INFORMATION

Underwriters seen and noted Baltia Airlines Insurance presentation – January 2014

SCHEDULE OF AIRCRAFT

Item No.	Make and Type	Registration Marks	Agreed Value	Seats Crew/Passengers	Attachment Date
1.	B747-200	N706BL	USD7,000,000	343	Inception
2.	B747-300	N TBA	USD10,000,000	343	November 2014

Spares Value at inception: USD5,000,000

Premises of the Insured: Including but not limited to New York, Ypsilanti Michigan, Oscada Michigan and St Petersburg Russia.

23/4/2014

Prepared KD

Checked

LOCKTON

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

SECURITY DETAILS SECTION

REINSURER'S LIABILITY:

Reinsurer's liability several not joint

The liability of a reinsurer under this contract is several and not joint with other reinsurers party to this contract. A reinsurer is liable only for the proportion of liability it has underwritten. A reinsurer is not jointly liable for the proportion of liability underwritten by any other reinsurer. Nor is a reinsurer otherwise responsible for any liability of any other reinsurer that may underwrite this contract.

The proportion of liability under this contract underwritten by a reinsurer (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp. This is subject always to the provision concerning "signing" below.

In the case of a Lloyd's syndicate, each member of the syndicate (rather than the syndicate itself) is a reinsurer. Each member has underwritten a proportion of the total shown for the syndicate (that total itself being the total of the proportions underwritten by all the members of the syndicate taken together). The liability of each member of the syndicate is several and not joint with other members. A member is liable only for that member's proportion. A member is not jointly liable for any other member's proportion. Nor is any member otherwise responsible for any liability of any other reinsurer that may underwrite this contract. The business address of each member is Lloyd's, One Lime Street, London EC3M 7HA. The identity of each member of a Lloyd's syndicate and their respective proportion may be obtained by writing to Market Services, Lloyd's, at the above address.

Proportion of liability

Unless there is "signing" (see below), the proportion of liability under this contract underwritten by each reinsurer (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of the syndicate taken together) is shown next to its stamp and is referred to as its "written line".

Prepared
Checked

10/3/2014

REINSURER'S LIABILITY (CONTINUED):

Where this contract permits, written lines, or certain written lines, may be adjusted ("signed"). In that case a schedule is to be appended to this contract to show the definitive proportion of liability under this contract underwritten by each reinsurer (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of the syndicate taken together). A definitive proportion (or, in the case of a Lloyd's syndicate, the total of the proportions underwritten by all the members of a Lloyd's syndicate taken together) is referred to as a "signed line". The signed lines shown in the schedule will prevail over the written lines unless a proven error in calculation has occurred.

Although reference is made at various points in this clause to "this contract" in the singular, where the circumstances so require this should be read as a reference to contracts in the plural.

21/6/07
LMA3333

ORDER HEREON: 100% of Whole

BASIS OF WRITTEN LINES: Percentage of Whole

SIGNING PROVISIONS:

In the event that the written lines hereon exceed 100% of the order, any lines written "to stand" will be allocated in full and all other lines will be signed down in equal proportions so that the aggregate signed lines are equal to 100% of the order without further agreement of any of the insurers

However:

(a) in the event that the placement of the order is not completed by the commencement date of the period of insurance then all lines written by that date will be signed in full;

(b) the Insured may elect for the disproportionate signing of insurers' lines, without further specific agreement of insurers, provided that any such variation is made prior to the commencement date of the period of insurance, and that lines written "to stand" may not be varied without the documented agreement of those insurers;

Prepared

Checked

23/5/2014

SIGNING PROVISIONS (CONTINUED):

(c) the signed lines resulting from the application of the above provisions can be varied, before or after the commencement date of the period of insurance, by the documented agreement of the insured and all insurers whose lines are to be varied. The variation to the contracts will take effect only when all such insurers have agreed, with the resulting variation in signed lines commencing from the date set out in that agreement.

Prepared
Checked

23/5/2014

LOCKTON

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

Signed Line %	Written Line %	
	15% to Stand.	AIG Europe Limited / TC 4005/01/6 / AVN X I S / B145021099APTS
	~~7.50% To Stand~~	QBE Aviation Syndicate 5555 / PML 5555 / 14AL288723JH - Hull / 14AL288723JL - Liabs / 14AL288723JE - AVN52E / Syndicate 5555 is part of Syndicate 2999 / ~~$100m as $50m Premium allocation $18,750 per aircraft.~~ 10 06 14 / 23 05 14
	1% To Stand	Castel Underwriting Agencies Ltd / Trading as Altitude Risk Partners / Underwriting on behalf of: / Barbican Syndicate 1955 100% ~~33.3333%~~ / ~~HDI-Gerling Industrie Versicherung AG 66.6667%~~ / 1002330011 4 / Premiums and Claims to be settled direct to Castel in accordance with the terms of Binding Authority: B087514C0CN5001 / 10 6 2014

In a co-insurance placement, following (re)insurers may, but are not obliged to, follow the premium charged by the lead (re)insurer.

(Re)insurers may not seek to guarantee for themselves terms as favourable as those to which others subsequently achieve during the placement.

Prepared
KD
Checked

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

Signed Line %	Written Line %	
	3.5%	AWH 2232 P 0 3 6 9 0 G 1 4 A -H P 0 3 6 9 0 G 1 4 B -L P 0 3 6 9 0 G 1 4 C -AVN52 9/6/14
	5% TO STAND	GLOBAL AEROSPACE 'A 2014' www.global-aero.com GLOBAL AEROSPACE UNDERWRITING MANAGERS LIMITED For: Great Lakes Reinsurance (UK) 44.96% Berkshire Hathaway Int'l Insurance 23.39% Tokio Marine Europe 12.37% Mapfre Global Risks S.A. 10.00% Mitsui Sumitomo Ins. Co. (Europe) 9.28% Each to the extent of its several liability XIS 4031 01 1 3 3 7 9 0 1 1 4 Q 423055 10 6 14
	7.50% To Stand	BRIT GLOBAL SPECIALTY BRT 2987 NA166D14A000 - Hull NA166D14B000 - Liabs NA166D14C000 - AVN52E $100m xs $50m Premium allocation $18,750 per aircraft 10 06 14 (DB)

In a co-insurance placement, following (re)insurers may, but are not obliged to, follow the premium charged by the lead (re)insurer.

(Re)insurers may not seek to guarantee for themselves terms as favourable as those to which others subsequently achieve during the placement.

Prepared	KD
Checked	

QRAVNPE14001370000100005

LOCKTON

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

Signed Line %	Written Line %	
	5% TO STAND	AGM 40% ace global markets 2488 H2 AACHIEUP8898 (BAA) L2 AACLIEUP8898 A A A A N A A A N N N N AEG 60% ace global markets ace european group ltd H2 AACHIEU8572D L2 AACLIEU8572D A2807 XIS A A A A N A A N N N N A But iRo AVN 52E ($100M xs $50M) Premium Allocation $ 2.50% of premium
	5% TO STAND	AGM 2488 ace global markets AAXRIEU98898

In a co-insurance placement, following (re)insurers may, but are not obliged to, follow the premium charged by the lead (re)insurer.

(Re)insurers may not seek to guarantee for themselves terms as favourable as those to which others subsequently achieve during the placement.

Prepared
Checked

QRAVNPE14001370000100005

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

Signed Line %	Written Line %	
	5% to stand.	TRV 5000 MA 9/6/14 TX96774AA001 H2 TX96774AB001 L2 TX96774AC001 iRO AVS2 $100m xs $50m allocate 2.50% of Liab prem Aviation
	7½% TO STAND.	CATLIN Aerospace 2003 SJC HA1000453796 H2 (1086037) 9 6 2014 (JM) HA7000453797 L2 HA4000453798 iRO AVNS2 $100m x $50m allocation. Please allocate 2.5% of Liabs premium

In a co-insurance placement, following (re)insurers may, but are not obliged to, follow the premium charged by the lead (re)insurer.

(Re)insurers may not seek to guarantee for themselves terms as favourable as those to which others subsequently achieve during the placement.

Prepared
KD
Checked

LOCKTON

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

Signed Line %	Written Line %	
2% To Stand		beazley AFB 2623 82% AFB 623 18% JTK05X 14 ANVJ Hulls; JTE05X 14 BNVK Liabs; U/W DRO
	4%	amlin AML 2001; 2BH077421 4WA; 2BL076811 4EA; (LC) AVIATION LINE TO STAND

In a co-insurance placement, following (re)insurers may, but are not obliged to, follow the premium charged by the lead (re)insurer.

(Re)insurers may not seek to guarantee for themselves terms as favourable as those to which others subsequently achieve during the placement.

Prepared KD

Checked

QRAVNPE14001370000100005

LOCKTON

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

Signed Line %	Written Line %	
		2.5% PartnerRe Ireland Insurance Limited 5th Floor, Block 1 The Oval 160 Shelbourne Road Dublin 4 Ireland A08 10.06.14

In a co-insurance placement, following (re)insurers may, but are not obliged to, follow the premium charged by the lead (re)insurer.

(Re)insurers may not seek to guarantee for themselves terms as favourable as those to which others subsequently achieve during the placement.

Prepared
Checked

QRAVNPE14001370000100003

LOCKTON

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

Signed Line %	Written Line %	
	5%	torus 17263D140AAV G8006 XIS Line to sign in full ~~All contract changes and claims to be agreed by Torus~~ Torus Insurance (Europe) AG 13/06/14
		~~beazley AFB 2623 82% AFB 623 18% 77505X14AWJ 77505X14BNVL UW~~
	4%	~~amlin AML 2001 284077481 4WA 2B6096811 4EA AVIATION LINE TO STAND~~ AML 2001 10/6

In a co-insurance placement, following (re)insurers may, but are not obliged to, follow the premium charged by the lead (re)insurer.

(Re)insurers may not seek to guarantee for themselves terms as favourable as those to which others subsequently achieve during the placement.

Prepared
Checked

QRAVNPE14001370000100005

![LOCKTON]

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

Signed Line %	Written Line %	
	10% t. Stand	AIG Europe Limited · TC · AVN · 4005/01/6 · X I S · B1455021099APIS · 26/12/2014
	7½% to stand	QBE Aviation Syndicate 5555 · PML 5555 · 14AL28872354 – Hull · 14AL2887235L – Liab · 14AL2887235E – AVN52E $100m xs $150m · premium allocation $18,750 per aircraft. syndicate 5555 is part of Syndicate 2999
	2%	Lexgarant Insurance Company 15.06.14 · ЗАКРЫТОЕ СТРАХОВОЕ АКЦИОНЕРНОЕ ОБЩЕСТВО · ЛЕКСГАРАНТ · МОСКВА

In a co-insurance placement, following (re)insurers may, but are not obliged to, follow the premium charged by the lead (re)insurer.

(Re)insurers may not seek to guarantee for themselves terms as favourable as those to which others subsequently achieve during the placement.

Prepared
Checked

QRAVNPE14001370000100003

LOCKTON

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

Signed Line %	Written Line %	
12·50%	13·00%	Written Line / Company LA REUNION AERIENNE / Country FRANCE; Signed Line / Per; Confirmation Fax/Email/Letter: email 6/6/14 / Placing Intermediary; Reference; Initial & Date [initials] 15/6 / Remarks/Conditions
5·00%	5·00%	Written Line / Company GENERAL INS CORP / Country OF INDIA; Signed Line / Per; Confirmation Fax/Email/Letter: email 9/6/14 / Placing Intermediary J.B.BODA; Reference; Initial & Date [initials] 15/6 / Remarks/Conditions 2.5% Bkge to JBBoda

In a co-insurance placement, following (re)insurers may, but are not obliged to, follow the premium charged by the lead (re)insurer.

(Re)insurers may not seek to guarantee for themselves terms as favourable as those to which others subsequently achieve during the placement.

Prepared
Checked

LOCKTON™

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

PREMIUM PAYMENT CLAUSE

1) It is understood and agreed that the premium due at the inception of this Policy shall be payable in the following instalments:

1st instalment	10% payable at inception
2nd instalment	20% payable within 3 months of inception
3rd Instalment	35% payable within 6 months of inception
4th Instalment	35% payable within 9 months of inception

2) In the event of a claim hereunder which exceeds the instalments of premium paid on this Policy, the instalments of premium then outstanding shall become payable forthwith.

3) Notwithstanding any cancellation provision contained within the Policy, in the event that an instalment of premium is not paid by its due date Insurers shall have the right to terminate the cover afforded by the Policy to the Insured and any other party(ies) protected thereby, whether by endorsement or otherwise, by the giving of not less than Thirty (30) days notice in writing to the Appointed Broker. Notice shall be deemed to commence from the date such notice is given by the Insurers.

Appointed Broker: Lockton Companies LLP.

AVN 6A

Prepared KD

Checked

13/5/2014

LOCKTON

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

SERVICE OF SUIT CLAUSE (U.S.A.)

It is agreed that service of process upon Insurers for the purpose of instituting any legal proceedings against them in connection with this insurance may be made upon

Messrs Mendes and Mount
750 Seventh Avenue
New York
NY 10019-68
USA

The above-named are authorized and directed to accept service of process on behalf of Insurers in any such proceedings and/or upon the request of the Insured to give a written undertaking to the Insured that they will enter a general appearance upon Insurers' behalf in the event that such proceedings shall be instituted.

Further, pursuant to any statute of the state whose courts have jurisdiction in any dispute arising under this Policy, Insurers hereon hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the Statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Insured or any beneficiary hereunder arising out of this contract of insurance, and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

AVN 65 (Amended)

Prepared
Checked

23/1/2014.

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

SUBSCRIPTION AGREEMENT

SLIP LEADER: AIG Europe Limited

BASIS OF AGREEMENT TO CONTRACT CHANGES: Any amendments to be agreed per AVS100B amended so that Box 1 or 2 are agreed by Slip Leader.

Box 3 of AVS100B to be agreed all Insurers unless the slip provides otherwise in which case only the Slip Leader (and the other insurer identified) above shall agree where specifically provided.

BASIS OF CLAIMS AGREEMENT: Claims to be managed in accordance with:

i) The Lloyd's Claims Scheme (Combined), or as amended or any successor thereto.

ii) IUA claims agreement practices.

iii) The practices of any company(ies) electing to agree claims in respect of their own participation.

CLAIMS AGREEMENT PARTIES: Underwriters agree hereon to the appointment of:

BRIT 2987

Airclaims in respect of Hull Losses
And
Adler Murphy & McQuillen LLP in respect of Liability Losses.

Claims agreement to be agreed by Slip Leader ~~only~~. and BRIT 2987 2nd Lloyd's Amlin syn 2001.

CLAIMS ADMINISTRATION: Lockton Companies LLP and insurers agree that any claims hereunder (including any claims related costs/fees) will be notified and administered via the Electronic Claims File (ECF) with any payment(s) processed via CLASS, unless both parties agree to do otherwise.

AMLIN 2001 16/4

Prepared
Checked

23/5/2014

QRAVNPE14001370000100005

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

RULES AND EXTENT OF ANY OTHER DELEGATED CLAIMS AUTHORITY: None unless otherwise stated herein.

EXPERT(S) FEES COLLECTION: In respect of Claims related experts Fees:

Broker to collect fees.

SETTLEMENT DUE DATE: 60 days from inception.

DEFERRED PREMIUM PERIOD OF CREDIT: 30 days.

ADJUSTMENT PREMIUM PERIOD OF CREDIT: 60 days

BUREAUX ARRANGEMENTS: Agree issue FDO signings hereon as required, but the Settlement Due Date shown above remain unaltered.

Where Settlement Due Date (SDD), Premium Payment Condition (PPC) OR Premium Payment Warranty falls on a weekend or public holiday, presentation to LPSO/XIS (Ins-Sure) or Insurer(s) hereon as applicable on the next working day will be deemed compliant with SDD, PPC or PPW. Where the PPC or PPW is later than the SDD, the SDD is automatically deemed updated to be the same as the PPC or PPW.

Insurers agree to accept/settle accounts at rate of exchange declared by Lockton Companies LLP.

Insurer(s) to sign any deferred premium instalments as Additional Premium(s); however any annual instalments to be allocated to respective year of account.

Premium Processing Clause LSW 3003

23/5/2014.

Prepared
Checked

QRAVNPE14001370000100005

LOCKTON

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

BUREAUX ARRANGEMENTS (CONTINUED):

Where Slip Leader agrees to an extension of Settlement Due Date above by endorsement Settlement Due Date shown above are automatically extended by period shown on endorsement

NON-BUREAUX ARRANGEMENTS:

In order to comply with any premium payment terms, the premium for non-bureaux companies will be credited within the statement of the month open at either the date the amount is due or the date settlement is received from the Client, whichever is the later, subject to the terms and conditions of the Policy.

23/5/2014.

Prepared
Checked

LOCKTON

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

FISCAL AND REGULATORY

TAX PAYABLE BY INSURERS: None

COUNTRY OF ORIGIN: United States of America

OVERSEAS BROKER: Aviation Risk Management
377 W Virginia Street
Crystal Lake
Illinois 60014
United States of America

U.S. CLASSIFICATION: Non regulated – MAT Exemption

↳ Torus participation on a non-admitted basis referring to direct procurement exemption in the state of New York

ALLOCATION OF PREMIUM TO CODING: H2 / L2

FCA CLIENT CLASSIFICATION: Large Risk

torus 13/06/14

23/5/2014

Prepared
Checked

QRAVNPE14001370000100005

Policy Number

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

BROKER REMUNERATION AND DEDUCTIONS

FEE PAYABLE BY CLIENT:	No
TOTAL BROKERAGE:	As per Premium Schedule
OTHER DEDUCTIONS FROM PREMIUM:	Nil

23/5/2014

Prepared
Checked

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

ATTACHING TO AND FORMING PART OF AVNPE1400137

PREMIUM SCHEDULE

INSURER: **GLOBAL AEROSPACE**

ORDER: 5%

MINIMUM & DEPOSIT PREMIUM (ANNUAL & PRO RATA): USD1,350,000

Adjustable quarterly at the following rates:

HULL: Items 1 & 2:

5.7375% of agreed value
Reducing to 5.3325% of agreed values upon attachment of the 2nd aircraft to Full Flight Risks.

Ground Risks Only Rate: 40% of Full Flight Rate
(inclusive of incidental ground third party liability)

SPARES: 0.5% on values at risk

LIABILITY: Third Party Legal Liability: USD304.50 per departure reducing to USD274 per departure upon attachment of the 2nd Full Flight Risks aircraft.

Passenger Legal Liability: USD9.65 per enplaned passenger reducing to USD9.18 per enplaned passenger upon attachment of the 2nd Full Flight Risks aircraft

Prepared
KD
Checked

GLOBAL AEROSPACE

AF 10 6

LOCKTON

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

ATTACHING TO AND FORMING PART OF AVNPE1400137

PREMIUM SCHEDULE

INSURER: **AMLIN 2001**

ORDER: 4%

MINIMUM & DEPOSIT PREMIUM (ANNUAL & PRO RATA): USD3,000,000

Adjustable quarterly at the following rates:

HULL: Items 1 & 2:

8.5% of agreed value
Reducing to 7.65% of agreed values upon attachment of the 2nd aircraft to Full Flight Risks, further reducing to 6.5% of agreed values upon attachment of the 3rd aircraft to Full Flight Risks

Ground Risks Only Rate: 40% of Full Flight Rate (inclusive of incidental ground third party liability)

SPARES: 0.5% on values at risk

LIABILITY: Third Party Legal Liability: USD175,000 per aircraft reducing to USD157,500 per aircraft upon attachment of the 2nd Full Flight Risks aircraft.

Passenger Legal Liability: USD2,750 per passenger seat reducing to USD2,475 per passenger seat upon attachment of the 2nd Full Flight Risks aircraft

AML 2001 10/6/14.

Prepared

Checked

LOCKTON

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

ATTACHING TO AND FORMING PART OF AVNPE1400137

PREMIUM SCHEDULE

INSURER: **AGM 2488**

ORDER: **5%**

MINIMUM & DEPOSIT PREMIUM (ANNUAL & PRO RATA): USD1,650,000

Adjustable quarterly at the following rates:

HULL: Items 1 & 2:

7.00% of agreed value

Ground Risks Only Rate: 40% of Full Flight Rate
(inclusive of incidental ground third party liability)

SPARES: 0.5% on values at risk

LIABILITY: Third Party Legal Liability: USD375 per departure.

Passenger Legal Liability: USD11.75 per enplaned passenger

09/06/14

(BAA).

Prepared

Checked

LOCKTON

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

ATTACHING TO AND FORMING PART OF AVNPE1400137

PREMIUM SCHEDULE

INSURER: **AIG EUROPE LIMITED**

MINIMUM & DEPOSIT PREMIUM (ANNUAL & PRO RATA): USD1,000,000

Adjustable quarterly at the following rates:

HULL: Items 1 & 2:

4.25% of agreed value
Reducing to 3.95% of agreed values upon attachment of the 2nd aircraft to Full Flight Risks.

Ground Risks Only Rate: 40% of Full Flight Rate
(inclusive of incidental ground third party liability)

SPARES: 0.5% on values at risk

LIABILITY: Third Party Legal Liability: USD225.50 per departure reducing to USD203 per departure upon attachment of the 2nd Full Flight Risks aircraft.

Passenger Legal Liability: USD7.15 per enplaned passenger reducing to USD6.80 per enplaned passenger upon attachment of the 2nd Full Flight Risks aircraft

Prepared KD

Checked

23/5/14

LOCKTON

AVNPE1400137

Insured / account

Baltia Airlines, LLC

Unique market reference number

B0713AVNPE1400137

ATTACHING TO AND FORMING PART OF AVNPE1400137

PREMIUM SCHEDULE

INSURER: BEAZLEY

ORDER: 2%

MINIMUM & DEPOSIT PREMIUM (ANNUAL & PRO RATA): USD1,390,000

Adjustable quarterly at the following rates:

HULL: Items 1 & 2:

4.25% of agreed value
Reducing to 3.95% of agreed values upon attachment of the 2nd aircraft to Full Flight Risks.

Ground Risks Only Rate: 40% of Full Flight Rate
(inclusive of incidental ground third party liability)

SPARES: 0.5% on values at risk

LIABILITY: Third Party Legal Liability: USD125,000 per aircraft

Passenger Legal Liability: USD2,750 per passenger seat

Prepared KD

Checked

AFB
2623 82%
623 18%

9/6/2014.